Blackstone’s Second Quarter 2015 Earnings July 16, 2015 Exhibit 99.2

Blackstone

Blackstone’s Second Quarter 2015 Highlights
Economic
Net
Income
(“ENI”)
was
$508
million
($0.43/unit)
in
the
second
quarter,
and
$2.1
billion
($1.80/unit)
year-to-date,
on
continued
record
organic
inflows
and
consistently
positive
fund
returns.
All
investing
businesses
had
favorable
investment
performance
in
the
second
quarter,
substantially
outperforming
relevant
markets
across
asset
classes.
•
Second
quarter
and
year-to-date
results,
while
uniformly
positive,
reflect
lower
levels
of
appreciation,
particularly
in
Real
Estate
public
holdings
and
the
catch-up
in
BCP
V,
both
of
which
affect
comparability
to
the
prior
periods.
Distributable
Earnings
(“DE”)
reached
a
second
quarter
record
of
$1.0
billion
($0.88/unit),
up
35%
from
the
same
period
last
year,
on
$985
million
of
Realized
Performance
Fees,
up
45%
year-over-year.
•
DE
was
$2.3
billion
year-to-date
($1.93/unit),
up
83%
from
$1.2
billion
in
the
same
period
last
year,
on
$2.2
billion
of
Realized
Performance
Fees,
up
108%
year-over-year.
GAAP
Net
Income
was
$134
million
for
the
quarter,
net
of
certain
non-cash
IPO
and
transaction
related
expenses
and
net
income
attributable
to
non-controlling
interests,
primarily
inside
ownership.
Total
Assets
Under
Management
(“AUM”)
reached
a
record
$332.7
billion
through
a
combination
of
continued
strong
and
consistent
fundraising,
organic
growth
and
above-market
appreciation.
•
Gross
inflows
were
a
record
$31.3
billion
in
the
second
quarter,
bringing
LTM
inflows
to
$93.9
billion.
•
Total
AUM
was
up
19%
year-over-year,
despite
returning
$60.3
billion
of
capital
to
investors
over
the
last
twelve
months
(“LTM”)
as
asset
growth
and
appreciation
outpaced
increased
realizations.
Significant
capital
deployment
of
$5.0
billion
in
the
second
quarter
and
$10.1
billion
year-to-date
achieved
by
leveraging
a
unique
global
platform
to
find
opportunities,
particularly
in
the
energy
sector
and
Europe.
Blackstone
declared
a
second
quarter
distribution
of
$0.74
per
common
unit
payable
on
August
3,
2015,
up
35%
from
last
year;
year-to-date
distributions
were
a
record
$1.63
per
common
unit,
up
81%.

Blackstone

% Change
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'14
2Q'15
vs. 2Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
640,456
$
590,757
$
(8)%
1,231,432
$
1,205,648
$
(2)%
Performance Fees
1,398,438
569,664
(59)%
2,177,452
2,243,400
3%
Investment Income
175,971
10,774
(94)%
292,438
200,415
(31)%
Interest Income and Dividend Revenue
22,094
31,026
40%
44,456
61,477
38%
Total Revenues
2,236,959
1,202,221
(46)%
3,745,778
3,710,940
(1)%
Total Expenses
885,964
673,194
(24)%
1,569,537
1,550,130
(1)%
Taxes
25,032
20,587
(18)%
36,344
30,306
(17)%
Economic Net Income (“ENI”)
1,325,963
$
508,440
$
(62)%
2,139,897
$
2,130,504
$
(0)%
ENI per Unit
1.15
$
0.43
$
(63)%
1.85
$
1.80
$
(3)%
GAAP Net Income
517,016
$
134,168
$
(74)%
782,633
$
763,616
$
(2)%
Fee Related Earnings (“FRE”)
206,412
$
178,441
$
(14)%
381,467
$
359,065
$
(6)%
Distributable Earnings (“DE”)
765,172
$
1,033,920
$
35%
1,243,818
$
2,274,127
$
83%
DE per Common Unit
0.65
$
0.88
$
35%
1.05
$
1.93
$
84%
Total AUM
278,917,713
$
332,723,546
$
19%
278,917,713
$
332,723,546
$
19%
Fee-Earning AUM
209,913,760
$
239,342,214
$
14%
209,913,760
$
239,342,214
$
14%
Blackstone’s Second Quarter 2015 Earnings

Blackstone

Private Equity
16.5%
2Q’15 LTM increase in fund carrying value
$547 million
2Q’15 Realized Performance Fees
$92.0 billion
Total AUM up 35% YoY
Quarterly
appreciation
of
3.5%
was
driven
by
positive
operating
fundamentals
despite
challenging
markets;
up
9.4%
year-to-date
and
16.5%
LTM,
widely
outpacing
broader
market
indices.
Realizations
remained
strong
with
$4.0
billion
during
the
quarter
and
$13.9
billion
LTM
on
public
and
strategic
exits
in
corporate
private
equity
funds.
•
Completed
the
strategic
sale
of
Biomet,
including
a
$1.2
billion
cash
component.
•
Second
quarter
public
share
sales
included
Hilton,
Nielsen,
Catalent
and
Pinnacle
Foods.
•
Announced
the
strategic
sales
of
Center
Parcs
and
Allied
Barton
which
will
close
later
this
year.
Deployed
$1.9
billion
of
capital
during
the
quarter,
leveraging
unique
global
mandates
and
a
wide
breadth
of
fund
strategies
to
identify
capital
investment
opportunities
at
attractive
values.
Raised
$16.7
billion
of
commitments,
including
$961
million
in
July,
for
the
seventh
global
private
equity
fund
while
receiving
third
party
subscriptions
well
in
excess
of
the
$17.5
billion
cap.
Raised
$1.2
billion
of
capital
for
the
second
Tactical
Opportunities
platform
bringing
total
closings
to
$4.3
billion
and
total
platform
AUM
to
$11.3
billion
three
years
after
its
initial
launch.
% Change
% Change
(Dollars in Thousands)
2Q'14
2Q'15
vs. 2Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
127,138
$
103,274
$
(19)%
267,720
$
225,242
$
(16)%
Performance Fees
714,604
241,002
(66)%
1,001,474
1,190,802
19%
Investment Income
92,474
27,957
(70)%
143,976
104,260
(28)%
Interest Income and Dividend Revenue
4,666
7,667
64%
9,894
15,284
54%
Total Revenues
938,882
379,900
(60)%
1,423,064
1,535,588
8%
Compensation
73,038
67,079
(8)%
146,345
137,168
(6)%
Performance Fee Compensation
178,914
80,928
(55)%
237,537
298,530
26%
Other Operating Expenses
39,193
62,458
59%
72,199
101,213
40%
Total Expenses
291,145
210,465
(28)%
456,081
536,911
18%
Economic Income
647,737
$
169,435
$
(74)%
966,983
$
998,677
$
3%
Total AUM
68,294,162
$
92,026,337
$
35%
68,294,162
$
92,026,337
$
35%
Fee-Earning AUM
42,888,756
$
49,537,189
$
16%
42,888,756
$
49,537,189
$
16%

Blackstone

Real Estate
20.3%
2Q’15 LTM increase in fund carrying value
$365 million
2Q’15 Realized Performance Fees
$91.6 billion
Total AUM up 14% YoY
Opportunistic
Real
Estate
funds’
carrying
value
appreciated
1.2%
during
the
quarter
on
continued
strong
operating
fundamentals
across
the
portfolio
partially
offset
by
declines
in
public
investment
values.
•
Appreciation
of
9.0%
year-to-date
and
20.3%
LTM,
significantly
outpacing
broader
market
indices.
Continued
active
pace
of
realizations
with
$4.7
billion
in
the
quarter
driven
by
a
Hilton
secondary
equity
offering
and
several
private
exits
and
refinancings,
bringing
LTM
capital
returned
to
investors
to
$25.0
billion.
Record
level
of
investment
activity
with
$8.0
billion
invested
or
committed
as
of
quarter
end,
driven
by
broad-based
deployment
across
BREP,
BREDS
and
BPP.
Capital
invested
in
the
second
quarter
was
$3.0
billion.
Raised
$1.9
billion
during
the
quarter,
and
$18.3
billion
year-to-date,
driven
by
all
three
fund
groups.
BXMT
raised
$1.0
billion
in
two
accretive
equity
offerings,
bringing
its
market
capitalization
to
$2.6
billion
just
two
years
after
launching
the
platform.
Total
AUM
of
$91.6
billion
up
14%
from
the
prior
year
on
significant
fundraising
activity
and
market
appreciation.
% Change
% Change
(Dollars in Thousands)
2Q'14
2Q'15
vs. 2Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
163,463
$
157,902
$
(3)%
327,456
$
316,623
$
(3)%
Performance Fees
539,874

180,530

(67)%
877,480

817,552

(7)%
Investment Income (Loss)
72,227

(22,259)

n/m
108,963

86,595

(21)%
Interest Income and Dividend Revenue
8,009

10,259

28%
14,119

20,256

43%
Total Revenues
783,573

326,432

(58)%
1,328,018

1,241,026

(7)%
Compensation
85,582

79,484

(7)%
165,815

164,318

(1)%
Performance Fee Compensation
172,079

66,510

(61)%
282,263

217,853

(23)%
Other Operating Expenses
36,542

43,346

19%
69,649

83,489

20%
Total Expenses
294,203

189,340

(36)%
517,727

465,660

(10)%
Economic Income
489,370
$
137,092
$
(72)%
810,291
$
775,366
$
(4)%
Total AUM
80,410,988
$
91,578,634
$
14%
80,410,988
$
91,578,634
$
14%
Fee-Earning AUM
52,823,975
$
62,683,857
$
19%
52,823,975
$
62,683,857
$
19%

Blackstone

Hedge Fund Solutions
4.1%
2Q’15 YTD Composite Gross Return
$36.6 billion
Incentive Fee Eligible AUM at 2Q’15
$2.4 billion
2Q’15 Fee-Earning Gross Inflows
Total
Revenues
and
Economic
Income
of
$175
million
and
$92
million
for
the
quarter
were
up
6%
and
11%
year-
over-year,
respectively,
driven
by
a
13%
increase
in
Fee-Earning
AUM
over
the
same
period
on
continued
steady
organic
growth
and
above-market
appreciation.
Despite
more
difficult
markets
globally,
the
composite
gross
return
was
up
1.1%
for
the
quarter
and
4.1%
year-to-
date,
outperforming
global
markets
with
less
volatility.
Fee-Earning
gross
inflows
of
$2.4
billion
during
the
quarter
and
$11.7
billion
LTM,
were
driven
by
significant
investments
in
customized
and
commingled
strategies.
•
July
1
subscriptions
of
$714
million
are
not
yet
included
in
Fee-Earning
AUM.
Total
AUM
reached
a
record
$67.8
billion
on
the
growth
of
customized
strategies
and
continued
diversification
of
the
platform.
•
Total
AUM
for
BAAM’s
individual
investor
solutions
platform
reached
$4.6
billion,
up
from
$2.2
billion
as
of
July
1,
2014.
% Change
% Change
(Dollars in Thousands)
2Q'14
2Q'15
vs. 2Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
121,400
$
130,067
$
7%
233,544
$
258,842
$
11%
Performance Fees
38,529

40,784

6%
96,459

98,727

2%
Investment Income (Loss)
3,451

275

(92)%
24,702

(5,617)

n/m
Interest Income and Dividend Revenue
2,340

3,970

70%
5,001

7,919

58%
Total Revenues
165,720

175,096

6%
359,706

359,871

0%
Compensation
43,341

45,841

6%
83,912

101,945

21%
Performance Fee Compensation
14,170

16,552

17%
34,202

35,673

4%
Other Operating Expenses
25,101

20,499

(18)%
44,581

41,705

(6)%
Total Expenses
82,612

82,892

0%
162,695

179,323

10%
Economic Income
83,108
$
92,204
$
11%
197,011
$
180,548
$
(8)%
Total AUM
60,672,759
$
67,829,866
$
12%
60,672,759
$
67,829,866
$
12%
Fee-Earning AUM
58,084,020
$
65,512,170
$
13%
58,084,020
$
65,512,170
$
13%
The BAAM Principal Solutions (“BPS”) Composite does not include BAAM’s individual investor solutions (liquid alternatives), long-only equity, long-biased commodities, ventures
(seeding and minority interests), strategic opportunities (co-investments), Senfina (direct trading) and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms. BAAM-managed funds in liquidation are also excluded. On a net of fees basis, the BPS Composite was up 0.9% for the quarter and 3.6% year-to-date.

Blackstone

Credit
$81.3 billion
2Q’15 Total AUM
Investment Performance
Gross Returns
Consistently
strong
performance
and
diverse
organic
inflows
across
a
broad
range
of
funds
generated
Total
Revenues
and
Economic
Income
of
$241
million
and
$119
million,
respectively,
for
the
second
quarter.
Total
AUM
reached
a
record
$81.3
billion
driven
by
new
product
launches,
including
$2.6
billion
of
capital
raised
in
energy
focused
products
and
subsequent
closings
of
$893
million
in
the
European
senior
debt
strategy,
bringing
that
strategy’s
total
to
$1.8
billion.
Launched
11
CLOs
over
the
LTM
with
$6.0
billion
of
Total
AUM,
including
six
during
the
first
half
of
2015.
Record
Fee-Earning
AUM
up
10%
year-over-year
driven
by
capital
deployed
in
the
drawdown
funds
and
capital
raised
in
the
Hedge
Fund
Strategies
and
Performing
Credit
businesses.
Long
Only
Funds
Alternative
Strategies
Funds
For Mezzanine and Rescue Lending Strategies, Investment Performance represents the combined cash flows of the fee-earning funds exceeding $100 million of fair value at each respective quarter end.
For Hedge Fund Strategies, Investment Performance represents the weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end. Investment
Performance excludes the Blackstone Funds that were contributed to GSO as part of Blackstone’s acquisition of GSO in March 2008. Mezzanine Strategies’ net returns were 5.0% for 2Q’15 and 7.5% for
YTD’15, Rescue Lending Strategies’ net returns were 5.3% for 2Q’15 and 4.9% for YTD’15 and Hedge Fund Strategies’ net returns were 1.4% for 2Q’15 and 2.6% for YTD’15. Performing Credit includes
Mezzanine Funds and business development companies (“BDCs”). Customized Credit Strategies (“CCS”) include closed-end funds, commingled funds, the exchange traded fund and separately managed accounts.
CLOs
CCS
% Change
% Change
(Dollars in Thousands)
2Q'14
2Q'15
vs. 2Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
112,825
$
122,339
$
8%
217,232
$
244,468
$
13%
Performance Fees
105,431

107,348

2%
202,039

136,319

(33)%
Investment Income
6,744

5,483

(19)%
12,894

14,607

13%
Interest Income and Dividend Revenue
4,892

5,938

21%
10,753

11,589

8%
Total Revenues
229,892

241,108

5%
442,918

406,983

(8)%
Compensation
51,310

47,124

(8)%
102,062

97,001

(5)%
Performance Fee Compensation
52,675

51,451

(2)%
101,090

67,201

(34)%
Other Operating Expenses
22,159

23,539

6%
54,998

45,375

(17)%
Total Expenses
126,144

122,114

(3)%
258,150

209,577

(19)%
Economic Income
103,748
$
118,994
$
15%
184,768
$
197,406
$
7%
Total AUM
69,539,804
$
81,288,709
$
17%
69,539,804
$
81,288,709
$
17%
Fee-Earning AUM
56,117,009
$
61,608,998
$
10%
56,117,009
$
61,608,998
$
10%
2Q'15
YTD'15
Mezzanine
   Strategies
6.2%
9.0%
Rescue Lending
   Strategies
6.3%
5.7%
Hedge Fund
   Strategies
2.0%
3.6%
14%
25%
14%
10%
37%
Hedge Fund Strategies
Rescue Lending
Performing Credit

Blackstone

Financial Advisory
Fee
Revenues
decreased
in
the
second
quarter
compared
to
the
prior
year
on
a
decline
in
the
number
of
closed
transactions
during
the
quarter.
Heightened
merger
and
acquisition
volume
and
an
increase
in
energy-related
restructuring
opportunities
has
continued
to
keep
the
advisory
pipeline
robust.
The
fundraising
environment
for
alternative
assets
continues
to
remain
strong
as
increased
distributions
from
legacy
investments
are
re-invested
across
the
fastest
growing
segment
of
asset
management.
Given
the
strong
level
of
backlog
activity
entering
the
third
quarter,
Fee
Revenues
for
the
first
nine
months
of
2015
are
expected
to
exceed
the
prior
year
period.
The
spin-off
transaction,
announced
on
October
10,
2014,
continues
to
progress
as
planned
and
is
on
target
to
occur
in
the
second
half
of
2015.
Long-term
growth
plans
are
steadily
progressing
with
several
key
senior
hires
announced
year-to-date.
% Change
% Change
(Dollars in Thousands)
2Q'14
2Q'15
vs. 2Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
115,630
$
77,175
$
(33)%
185,480
$
160,473
$
(13)%
Investment Income (Loss)
1,075
(682)
n/m
1,903
570
(70)%
Interest Income and Dividend Revenue
2,187
3,192
46%
4,689
6,429
37%
Total Revenues
118,892
79,685
(33)%
192,072
167,472
(13)%
Compensation
69,744
49,824
(29)%
131,426
118,758
(10)%
Other Operating Expenses
22,116
18,559
(16)%
43,458
39,901
(8)%
Total Expenses
91,860
68,383
(26)%
174,884
158,659
(9)%
Economic Income
27,032
$
11,302
$
(58)%
17,188
$
8,813
$
(49)%

Blackstone

Total AUM by Segment
(Dollars in Billions)
$278.9
$332.7
$229.6
Fee-Earning AUM by Segment
(Dollars in Billions)
$209.9
$239.3
$176.3
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Record Fee-Earning AUM of $239.3 billion was up 14% year-over-year as $68.0 billion of gross inflows easily outpaced $37.3 billion of realizations and outflows.
Fee-Earning AUM now includes $14.8 billion from the eighth global real estate fund, but does not yet include the seventh global private equity fund which had $15.7 billion of closings in the second quarter.
•
Both are on target to reach their fundraising caps as investor demand continues to exceed fund size, and capital commitments are originating from innovative sources (e.g., international investors and high net worth).
Total AUM increased 19% year-over-year to $332.7 billion driven by $93.9 billion from gross inflows and
$20.2
billion from consistently strong fund appreciation.
•
Each segment had double digit growth despite $60.3 billion of capital returned to investors over the LTM.
Assets Under Management
$48.5
$56.1
$61.6
$47.6
$58.1
$65.5
$43.6
$52.8
$62.7
$36.6
$42.9
$49.5
2Q'13
2Q'14
2Q'15
$62.2
$69.5
$81.3
$50.1
$60.7
$67.8
$63.9
$80.4
$91.6
$53.3
$68.3
$92.0
2Q'13
2Q'14
2Q'15

Blackstone

Additional Capital Detail
Record
undrawn
capital
(“Total
Dry
Powder”)
of
$82.1
billion,
up
81%
year-over-year,
driven
by
fundraises
for
the
latest
global
private
equity
and
real
estate
funds.
Performance
Fee
Eligible
AUM
reached
$248.7
billion
at
quarter
end,
up
30%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
•
Net
inflows
and
consistently
strong
investment
performance
drove
a
13%
year-over-year
increase
in
assets
currently
earning
Performance
Fees
to
$157.6
billion.
51%
of
the
$10.1
billion
capital
invested
year-to-date
was
in
non-North
American
investments,
leveraging
product
diversity
and
unique
global
fund
mandates.
Uninvested
Not Earning
Fees
Currently
Earning Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
North America
Europe
Asia
Global Secondaries
and Other
$82 billion 2Q’15
Total Dry Powder
$249 billion
Performance Fee Eligible AUM
$10 billion YTD’15
Capital Invested by Region
$191.0
$248.7
$156.8
$4.9/
49%
$2.7/
27%
$0.3/
3%
$2.1/
21%
$95.7
$139.7
$157.6
$23.9
$9.0
$13.4
$37.2
$42.2
$77.7
2Q'13
2Q'14
2Q'15
$36.8/
45%
$27.2/
33%
$3.0/
4%
$15.1/
18%

Blackstone

At
June
30,
2015,
Blackstone
had
$4.3
billion
in
total
cash,
corporate
treasury
and
liquid
investments
and
$11.1
billion
of
total
net
value,
or
$9.43
per
DE
unit,
up
10%
from
$8.60
a
year
ago.
During
the
second
quarter,
Blackstone
raised
$350
million
of
30-year
notes
at
a
4.50%
yield
and
€300
million
of
10-year
notes
at
a
2.10%
yield,
bringing
total
long-term
borrowings
to
$2.8
billion.
Blackstone
has
no
net
debt,
over
$11
billion
of
total
net
value
on
the
balance
sheet
and
maintained
its
A+/A+
ratings.
Balance Sheet Highlights
(Dollars in Millions)
2Q’15
Cash and Cash Equivalents
$
2,165
Treasury Cash
Management Strategies
1,967
Liquid Investments
178
Illiquid
Investments
2,307
Net Accrued Performance
Fees
4,472
Total Net Value
$
11,089
Outstanding
Bonds (at par)
$
2,822
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
May 2019 maturity
$4.3 billion
total cash, corporate treasury
and liquid investments
Cash and Investments
Net
Performance
Fees
Total Cash
and
Liquids
Illiquids
$9.43
$8.60
$6.31
$2.24
$3.72
$3.80
$2.06
$2.57
$1.96
$2.01
$2.32
$3.66
2Q'13
2Q'14
2Q'15
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone funds. Liquid Investments are primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit. Illiquid
Investments include Blackstone investments in Private Equity, Real Estate and Other, which were $944 million, $1.1 billion, and $272 million, respectively, as of June 30, 2015, $1.0 billion, $1.5 billion, and $412 million, respectively, as of June 30, 2014 and $911 million, $1.2 billion, and $193 million, respectively, as of June 30, 2013. Cash and Investments per unit amounts are calculated using period end DE Units
Outstanding (see page 30, Unit Rollforward).

Blackstone

Despite
Net
Realized
Performance
Fees
of
$2.8
billion
over
the
LTM,
Net
Accrued
Performance
Fees
remained
steady
year-over-year
at
$4.5
billion
($3.80/unit),
up
$231
million
from
the
same
period
last
year.
Net
Accrued
Performance
Fees
grew
at
a
33%
CAGR
since
the
second
quarter
of
2013,
primarily
driven
by
continued
appreciation
in
Real
Estate
and
Private
Equity.
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$1,211
$2,828
$698
Net Accrued Performance Fees
(Dollars in Millions)
$4,241
$4,472
$2,529
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$4.5 billion
Net Accrued Performance Fees
62%
Net Accrued
Performance Fees
Related to Publics/Pending Exits
$2.8 billion
Record 2Q’15 LTM Net
Realized Performance Fees
$177
$155
$156
$245
$632
$1,454
$201
$298
$1,138
2Q'13 LTM
2Q'14 LTM
2Q'15 LTM
$1,635
$2,664
$2,424
$633
$1,275
$1,764
2Q'13
2Q'14
2Q'15

Blackstone

GAAP Statement of Operations
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
2Q'14
2Q'15
vs. 2Q'14
YTD'14
YTD'15
vs. YTD'14
Revenues
Management and Advisory Fees, Net
619,523
$
574,132
$
(7)%
1,192,683
$
1,190,900
$
(0)%
Performance Fees
Realized Carried Interest
641,659
937,483
46%
975,282
2,145,077
120%
Realized Incentive Fees
39,504
47,682
21%
83,298
77,320
(7)%
Unrealized Carried Interest
660,682
(441,930)
n/m
991,076
(68,090)
n/m
Unrealized Incentive Fees
54,639
25,070
(54)%
118,872
87,106
(27)%
Total Performance Fees
1,396,484
568,305
(59)%
2,168,528
2,241,413
3%
Investment Income (Loss)
Realized
215,710
157,823
(27)%
368,736
345,753
(6)%
Unrealized
10,809
(100,999)
n/m
24,309
(82,726)
n/m
Total Investment Income
226,519
56,824
(75)%
393,045
263,027
(33)%
Interest and Dividend Revenue
15,340
21,965
43%
29,409
43,885
49%
Other
(6)
3,976
n/m
863
(1,665)
n/m
Total Revenues
2,257,860
1,225,202
(46)%
3,784,528
3,737,560
(1)%
Expenses
Compensation and Benefits
Compensation
500,641
473,019
(6)%
985,992
1,032,578
5%
Performance Fee Compensation
Realized Carried Interest
260,301
238,033
(9)%
409,699
530,281
29%
Realized Incentive Fees
18,509
21,837
18%
42,144
34,064
(19)%
Unrealized Carried Interest
114,296
(50,559)
n/m
155,026
23,821
(85)%
Unrealized Incentive Fees
24,692
6,130
(75)%
48,223
31,091
(36)%
Total Compensation and Benefits
918,439
688,460
(25)%
1,641,084
1,651,835
1%
General, Administrative and Other
136,492
146,859
8%
272,046
277,832
2%
Interest Expense
29,847
37,414
25%
54,514
68,784
26%
Fund Expenses
5,003
41,699
733%
9,988
58,549
486%
Total Expenses
1,089,781
914,432
(16)%
1,977,632
2,057,000
4%
Other Income
Net Gains from Fund Investment Activities
138,585
82,015
(41)%
208,740
175,570
(16)%
Income Before Provision for Taxes
1,306,664
$
392,785
$
(70)%
2,015,636
$
1,856,130
$
(8)%
Provision for Taxes
83,282
43,251
(48)%
137,379
142,595
4%
Net Income
1,223,382
$
349,534
$
(71)%
1,878,257
$
1,713,535
$
(9)%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
22,486
13,780
(39)%
68,278
21,307
(69)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
140,061
66,716
(52)%
184,022
148,512
(19)%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
543,819
134,870
(75)%
843,324
780,100
(7)%
Net Income Attributable to The Blackstone Group L.P. ("BX")
517,016
$
134,168
$
(74)%
782,633
$
763,616
$
(2)%
Net Income per Common Unit, Basic
0.85
$
0.21
$
(75)%
1.30
$
1.21
$
(7)%
Net Income per Common Unit, Diluted
0.85
$
0.21
$
(75)%
1.29
$
1.21
$
(6)%

Appendix

Blackstone

Total Segments
(Dollars in Thousands)
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
YTD'14
YTD'15
Revenues
Management and Advisory Fees, Net
Base Management Fees
496,570
$
505,493
$
508,588
$
516,397
$
516,492
$
973,448
$
1,032,889
$
Advisory Fees
114,914
84,131
151,837
84,238
76,998
184,877
161,236
Transaction and Other Fees, Net
49,196
90,885
46,446
37,073
11,728
109,106
48,801
Management Fee Offsets
(20,218)
(22,763)
(27,146)
(17,945)
(18,434)
(36,862)
(36,379)
Total Management and Advisory Fees, Net
640,462
657,746
679,725
619,763
586,784
1,230,569
1,206,547
Performance Fees
Realized Carried Interest
641,659
638,752
836,562
1,207,594
937,483
975,282
2,145,077
Realized Incentive Fees
39,291
36,840
131,777
29,670
47,819
93,128
77,489
Unrealized Carried Interest
660,712
222,026
495,935
373,852
(441,949)
991,000
(68,097)
Unrealized Incentive Fees
56,776
(6,531)
(140,936)
62,620
26,311
118,042
88,931
Total Performance Fees
1,398,438
891,087
1,323,338
1,673,736
569,664
2,177,452
2,243,400
Investment Income (Loss)
Realized
202,199
75,832
153,477
107,792
136,497
314,116
244,289
Unrealized
(26,228)
4,934
(55,053)
81,849
(125,723)
(21,678)
(43,874)
Total Investment Income
175,971
80,766
98,424
189,641
10,774
292,438
200,415
Interest Income and Dividend Revenue
22,094
23,585
28,303
30,451
31,026
44,456
61,477
Other
(6)
719
7,823
(4,872)
3,973
863
(899)
Total Revenues
2,236,959
1,653,903
2,137,613
2,508,719
1,202,221
3,745,778
3,710,940
Expenses
Compensation
323,015
324,426
199,525
329,838
289,352
629,560
619,190
Performance Fee Compensation
Realized Carried Interest
260,301
186,003
219,941
292,248
238,032
409,699
530,280
Realized Incentive Fees
18,509
19,029
48,926
12,227
21,837
42,144
34,064
Unrealized Carried Interest
114,336
164,132
59,879
74,380
(50,559)
155,026
23,821
Unrealized Incentive Fees
24,692
(9,002)
(58,497)
24,961
6,131
48,223
31,092
Total Compensation and Benefits
740,853
684,588
469,774
733,654
504,793
1,284,652
1,238,447
Other Operating Expenses
145,111
131,440
137,457
143,282
168,401
284,885
311,683
Total Expenses
885,964
816,028
607,231
876,936
673,194
1,569,537
1,550,130
Economic Income
1,350,995
$
837,875
$
1,530,382
$
1,631,783
$
529,027
$
2,176,241
$
2,160,810
$
Economic Net Income
1,325,963
$
758,356
$
1,446,733
$
1,622,064
$
508,440
$
2,139,897
$
2,130,504
$
Fee Related Earnings
206,412
$
236,820
$
384,720
$
180,624
$
178,441
$
381,467
$
359,065
$
Distributable Earnings
765,172
$
686,086
$
1,134,054
$
1,240,207
$
1,033,920
$
1,243,818
$
2,274,127
$
Total Assets Under Management
278,917,713
$
284,414,936
$
290,381,069
$
310,451,289
$
332,723,546
$
278,917,713
$
332,723,546
$
Fee-Earning Assets Under Management
209,913,760
$
214,819,600
$
216,691,799
$
223,511,700
$
239,342,214
$
209,913,760
$
239,342,214
$
Weighted Average Fee-Earning AUM
209,251,436
$
213,525,423
$
215,196,253
$
218,241,987
$
237,576,488
$
205,257,277
$
230,738,845
$
LP Capital Invested
5,426,511
$
6,664,365
$
7,810,098
$
4,765,536
$
4,814,362
$
9,895,038
$
9,579,898
$
Total Capital Invested
5,858,210
$
7,619,737
$
8,090,350
$
5,052,370
$
5,048,058
$
10,665,873
$
10,100,428
$

Blackstone

(Dollars in Thousands)
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
YTD'14
YTD'15
Revenues
Management Fees, Net
Base Management Fees
103,204
$
108,236
$
105,817
$
108,383
$
121,918
$
201,788
$
230,301
$
Transaction and Other Fees, Net
27,616
48,996
15,183
20,359
(12,131)
70,463
8,228
Management Fee Offsets
(4,246)
(5,837)
(7,350)
(4,949)
(9,028)
(5,959)
(13,977)
Total Management Fees, Net
126,574
151,395
113,650
123,793
100,759
266,292
224,552
Performance Fees
Realized Carried Interest
212,394
124,913
297,290
382,978
546,575
332,199
929,553
Unrealized Carried Interest
502,210
96,455
457,098
566,822
(305,573)
669,275
261,249
Total Performance Fees
714,604
221,368
754,388
949,800
241,002
1,001,474
1,190,802
Investment Income (Loss)
Realized
74,812
20,421
46,951
44,816
50,258
135,347
95,074
Unrealized
17,662
(12,754)
(19,789)
31,487
(22,301)
8,629
9,186
Total Investment Income
92,474
7,667
27,162
76,303
27,957
143,976
104,260
Interest Income and Dividend Revenue
4,666
5,346
6,743
7,617
7,667
9,894
15,284
Other
564
2,150
2,991
(1,825)
2,515
1,428
690
Total Revenues
938,882
387,926
904,934
1,155,688
379,900
1,423,064
1,535,588
Expenses
Compensation
73,038
79,007
51,095
70,089
67,079
146,345
137,168
Performance Fee Compensation
Realized Carried Interest
112,720
30,944
36,958
39,482
106,502
198,491
145,984
Unrealized Carried Interest
66,194
93,434
77,966
178,120
(25,574)
39,046
152,546
Total Compensation and Benefits
251,952
203,385
166,019
287,691
148,007
383,882
435,698
Other Operating Expenses
39,193
34,109
36,590
38,755
62,458
72,199
101,213
Total Expenses
291,145
237,494
202,609
326,446
210,465
456,081
536,911
Economic Income
647,737
$
150,432
$
702,325
$
829,242
$
169,435
$
966,983
$
998,677
$
Total Assets Under Management
68,294,162
$
69,890,367
$
73,073,252
$
76,327,189
$
92,026,337
$
68,294,162
$
92,026,337
$
Fee-Earning Assets Under Management
42,888,756
$
43,817,741
$
43,890,167
$
49,342,211
$
49,537,189
$
42,888,756
$
49,537,189
$
Weighted Average Fee-Earning AUM
43,702,379
$
43,838,483
$
42,899,791
$
45,051,839
$
49,925,744
$
44,235,482
$
49,878,703
$
LP Capital Invested
1,857,330
$
2,277,861
$
3,459,063
$
2,374,599
$
1,800,854
$
3,886,349
$
4,175,453
$
Total Capital Invested
2,159,178
$
3,172,660
$
3,593,887
$
2,517,769
$
1,949,748
$
4,430,451
$
4,467,517
$
Private Equity

Blackstone

(Dollars in Thousands)
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
YTD'14
YTD'15
Revenues
Management Fees, Net
Base Management Fees
157,869
$
155,089
$
156,208
$
152,348
$
140,743
$
317,205
$
293,091
$
Transaction and Other Fees, Net
13,514
38,312
26,220
15,216
21,510
27,078
36,726
Management Fee Offsets
(7,702)
(8,977)
(8,540)
(4,866)
(5,428)
(16,926)
(10,294)
Total Management Fees, Net
163,681
184,424
173,888
162,698
156,825
327,357
319,523
Performance Fees
Realized Carried Interest
417,826
349,237
526,041
811,249
363,983
612,484
1,175,232
Realized Incentive Fees
6,070
1,159
4,296
723
1,220
6,044
1,943
Unrealized Carried Interest
119,461
187,175
77,173
(181,019)
(188,608)
259,698
(369,627)
Unrealized Incentive Fees
(3,483)
(374)
(4,401)
6,069
3,935
(746)
10,004
Total Performance Fees
539,874
537,197
603,109
637,022
180,530
877,480
817,552
Investment Income (Loss)
Realized
122,664
49,173
105,901
71,344
85,432
154,021
156,776
Unrealized
(50,437)
14,492
(28,364)
37,510
(107,691)
(45,058)
(70,181)
Total Investment Income (Loss)
72,227
63,665
77,537
108,854
(22,259)
108,963
86,595
Interest Income and Dividend Revenue
8,009
7,135
8,943
9,997
10,259
14,119
20,256
Other
(218)
976
1,788
(3,977)
1,077
99
(2,900)
Total Revenues
783,573
793,397
865,265
914,594
326,432
1,328,018
1,241,026
Expenses
Compensation
85,582
90,586
69,916
84,834
79,484
165,815
164,318
Performance Fee Compensation
Realized Carried Interest
143,442
64,187
173,534
246,496
116,168
195,275
362,664
Realized Incentive Fees
3,081
592
2,323
356
671
3,065
1,027
Unrealized Carried Interest
27,339
108,789
4,061
(98,084)
(50,559)
84,324
(148,643)
Unrealized Incentive Fees
(1,783)
(123)
(2,227)
2,575
230
(401)
2,805
Total Compensation and Benefits
257,661
264,031
247,607
236,177
145,994
448,078
382,171
Other Operating Expenses
36,542
36,138
40,296
40,143
43,346
69,649
83,489
Total Expenses
294,203
300,169
287,903
276,320
189,340
517,727
465,660
Economic Income
489,370
$
493,228
$
577,362
$
638,274
$
137,092
$
810,291
$
775,366
$
Total Assets Under Management
80,410,988
$
80,188,858
$
80,863,187
$
92,785,658
$
91,578,634
$
80,410,988
$
91,578,634
$
Fee-Earning Assets Under Management
52,823,975
$
52,308,175
$
52,563,068
$
50,783,247
$
62,683,857
$
52,823,975
$
62,683,857
$
Weighted Average Fee-Earning AUM
53,233,974
$
52,764,267
$
52,236,610
$
51,671,739
$
60,939,868
$
50,579,804
$
56,168,300
$
LP Capital Invested
3,017,193
$
3,046,867
$
3,478,850
$
1,443,163
$
2,963,609
$
4,709,425
$
4,406,772
$
Total Capital Invested
3,128,232
$
3,071,425
$
3,584,035
$
1,405,603
$
3,035,837
$
4,874,692
$
4,441,440
$
Real Estate

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
YTD'14
YTD'15
Revenues
Management Fees, Net
Base Management Fees
123,008
$
121,484
$
125,105
$
130,637
$
130,216
$
236,392
$
260,853
$
Transaction and Other Fees, Net
126

161

189

25

-

219

25

Management Fee Offsets
(1,531)

(1,099)

(929)

(280)

(608)

(2,986)

(888)

Total Management Fees, Net
121,603

120,546

124,365

130,382

129,608

233,625

259,990

Performance Fees
Realized Incentive Fees
7,973

6,683

86,028

10,516

16,915

47,818

27,431

Unrealized Carried Interest
-

-

-

-

8,014

-

8,014

Unrealized Incentive Fees
30,556

25,473

(74,993)

47,427

15,855

48,641

63,282

Total Performance Fees
38,529

32,156

11,035

57,943

40,784

96,459

98,727

Investment Income (Loss)
Realized
2,394

2,693

(357)

(10,375)

(1,757)

19,214

(12,132)

Unrealized
1,057

(1,168)

812

4,483

2,032

5,488

6,515

Total Investment Income (Loss)
3,451

1,525

455

(5,892)

275

24,702

(5,617)

Interest Income and Dividend Revenue
2,340

2,724

3,389

3,949

3,970

5,001

7,919

Other
(203)

740

1,196

(1,607)

459

(81)

(1,148)

Total Revenues
165,720

157,691

140,440

184,775

175,096

359,706

359,871

Expenses
Compensation
43,341

41,940

5,806

56,104

45,841

83,912

101,945

Performance Fee Compensation
Realized Incentive Fees
2,918

2,312

23,950

3,470

8,711

16,189

12,181

Unrealized Carried Interest
-

-

-

-

4,077

-

4,077

Unrealized Incentive Fees
11,252

8,778

(27,064)

15,651

3,764

18,013

19,415

Total Compensation and Benefits
57,511

53,030

2,692

75,225

62,393

118,114

137,618

Other Operating Expenses
25,101

20,480

21,068

21,206

20,499

44,581

41,705

Total Expenses
82,612

73,510

23,760

96,431

82,892

162,695

179,323

Economic Income
83,108
$
84,181
$
116,680
$
88,344
$
92,204
$
197,011
$
180,548
$
Total Assets Under Management
60,672,759
$
64,183,863
$
63,585,670
$
66,378,908
$
67,829,866
$
60,672,759
$
67,829,866
$
Fee-Earning Assets Under Management
58,084,020
$
62,037,082
$
61,417,558
$
64,114,498
$
65,512,170
$
58,084,020
$
65,512,170
$
Weighted Average Fee-Earning AUM
56,793,206
$
60,009,283
$
61,730,313
$
62,910,553
$
65,453,883
$
55,958,185
$
64,405,449
$
LP Capital Invested
188,236
$
473,233
$
25,489
$
133,351
$
2,131
$
355,406
$
135,482
$
Total Capital Invested
196,348
$
487,398
$
12,137
$
139,223
$
2,136
$
399,022
$
141,359
$

Blackstone

Credit
(Dollars in Thousands)
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
YTD'14
YTD'15
Revenues
Management Fees, Net
Base Management Fees
112,489
$
120,684
$
121,458
$
125,029
$
123,615
$
218,063
$
248,644
$
Transaction and Other Fees, Net
7,064
3,025
4,728
1,457
2,060
10,408
3,517
Management Fee Offsets
(6,739)
(6,850)
(10,327)
(7,850)
(3,370)
(10,991)
(11,220)
Total Management Fees, Net
112,814
116,859
115,859
118,636
122,305
217,480
240,941
Performance Fees
Realized Carried Interest
11,439
164,602
13,231
13,367
26,925
30,599
40,292
Realized Incentive Fees
25,248
28,998
41,453
18,431
29,684
39,266
48,115
Unrealized Carried Interest
39,041
(61,604)
(38,336)
(11,951)
44,218
62,027
32,267
Unrealized Incentive Fees
29,703
(31,630)
(61,542)
9,124
6,521
70,147
15,645
Total Performance Fees
105,431
100,366
(45,194)
28,971
107,348
202,039
136,319
Investment Income (Loss)
Realized
2,223
3,040
1,020
2,237
2,723
5,294
4,960
Unrealized
4,521
4,892
(7,437)
6,887
2,760
7,600
9,647
Total Investment Income (Loss)
6,744
7,932
(6,417)
9,124
5,483
12,894
14,607
Interest Income and Dividend Revenue
4,892
5,968
6,319
5,651
5,938
10,753
11,589
Other
11
(3,619)
1,557
3,493
34
(248)
3,527
Total Revenues
229,892
227,506
72,124
165,875
241,108
442,918
406,983
Expenses
Compensation
51,310
54,877
31,261
49,877
47,124
102,062
97,001
Performance Fee Compensation
Realized Carried Interest
4,139
90,872
9,449
6,270
15,362
15,933
21,632
Realized Incentive Fees
12,510
16,125
22,653
8,401
12,455
22,890
20,856
Unrealized Carried Interest
20,803
(38,091)
(22,148)
(5,656)
21,497
31,656
15,841
Unrealized Incentive Fees
15,223
(17,657)
(29,206)
6,735
2,137
30,611
8,872
Total Compensation and Benefits
103,985
106,126
12,009
65,627
98,575
203,152
164,202
Other Operating Expenses
22,159
20,860
14,666
21,836
23,539
54,998
45,375
Total Expenses
126,144
126,986
26,675
87,463
122,114
258,150
209,577
Economic Income
103,748
$
100,520
$
45,449
$
78,412
$
118,994
$
184,768
$
197,406
$
Total Assets Under Management
69,539,804
$
70,151,848
$
72,858,960
$
74,959,534
$
81,288,709
$
69,539,804
$
81,288,709
$
Fee-Earning Assets Under Management
56,117,009
$
56,656,602
$
58,821,006
$
59,271,744
$
61,608,998
$
56,117,009
$
61,608,998
$
Weighted Average Fee-Earning AUM
55,521,877
$
56,913,390
$
58,329,539
$
58,607,856
$
61,256,993
$
54,483,806
$
60,286,393
$
LP Capital Invested
363,752
$
866,404
$
846,696
$
814,423
$
47,768
$
943,858
$
862,191
$
Total Capital Invested
374,452
$
888,254
$
900,291
$
989,775
$
60,337
$
961,708
$
1,050,112
$

Blackstone

Financial Advisory
(Dollars in Thousands)
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
YTD'14
YTD'15
Revenues
Advisory Fees
114,914
$
84,131
$
151,837
$
84,238
$
76,998
$
184,877
$
161,236
$
Transaction and Other Fees, Net
876
391
126
16
289
938
305
Total Advisory and Transaction Fees
115,790
84,522
151,963
84,254
77,287
185,815
161,541
Investment Income (Loss)
Realized
106
505
(38)
(230)
(159)
240
(389)
Unrealized
969
(528)
(275)
1,482
(523)
1,663
959
Total Investment Income (Loss)
1,075
(23)
(313)
1,252
(682)
1,903
570
Interest Income and Dividend Revenue
2,187
2,412
2,909
3,237
3,192
4,689
6,429
Other
(160)
472
291
(956)
(112)
(335)
(1,068)
Total Revenues
118,892
87,383
154,850
87,787
79,685
192,072
167,472
Expenses
Compensation
69,744
58,016
41,447
68,934
49,824
131,426
118,758
Total Compensation and Benefits
69,744
58,016
41,447
68,934
49,824
131,426
118,758
Other Operating Expenses
22,116
19,853
24,837
21,342
18,559
43,458
39,901
Total Expenses
91,860
77,869
66,284
90,276
68,383
174,884
158,659
Economic Income (Loss)
27,032
$
9,514
$
88,566
$
(2,489)
$
11,302
$
17,188
$
8,813
$

Blackstone

Unitholder
Distribution
Generated
$0.88
of
Distributable
Earnings
per
common
unit
during
the
quarter,
up
35%
year-over-year,
bringing
the
year-to-date
amount
to
$1.93
per
common
unit.
Declared
a
quarterly
distribution
of
$0.74
per
common
unit
to
record
holders
as
of
July
27,
2015;
payable
on
August
3,
2015.
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 31, Definitions and Distribution Policy. DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding (page 30, Unit
Rollforward); actual distributions are paid to unitholders as of the applicable record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual Distribution per Common Unit.
Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $88.3 million for 2Q’15 and $188.4 million for YTD’15.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
vs. 2Q'14
YTD'14
YTD'15
vs. YTD'14
Distributable
Earnings
(“DE”)
765,172
$
686,086
$
1,134,054
$
1,240,207
$
1,033,920
$
35%
1,243,818
$
2,274,127
$
83%
Add: Other Payables Attributable
to Common Unitholders
29,884
69,707
87,977
7,288
-
(100)%
49,740
7,288
(85)%
DE before Certain Payables
795,056
755,793
1,222,031
1,247,495
1,033,920
30%
1,293,558
2,281,415
76%
Percent to Common Unitholders
53%
53%
53%
53%
54%
1%
53%
53%
1%
DE before Certain Payables Attributable
to Common Unitholders
420,236
400,587
650,899
663,608
554,120
32%
682,216
1,217,728
78%
Less: Other Payables Attributable
to Common Unitholders
(29,884)
(69,707)
(87,977)
(7,288)
-
100%
(49,740)
(7,288)
85%
DE Attributable to Common Unitholders
390,352
330,880
562,922
656,320
554,120
42%
632,476
1,210,440
91%
DE per Common Unit
0.65
$
0.54
$
0.92
$
1.05
$
0.88
$
35%
1.05
$
1.93
$
84%
Less: Retained Capital per Common Unit
(0.10)
$
(0.10)
$
(0.14)
$
(0.16)
$
(0.14)
$
(40)%
(0.15)
$
(0.30)
$
(100)%
Actual Distribution per Common Unit
0.55
$
0.44
$
0.78
$
0.89
$
0.74
$
35%
0.90
$
1.63
$
81%
Record Date
July 27, 2015
Payable Date
Aug 3, 2015

Blackstone

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
2Q’15 Fee-Earning AUM Rollforward
(Dollars in Millions)
2Q’15 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
Eighth
global
opportunistic
fund
($14.8
billion);
BXMT
($1.0
billion).
Outflows:
Uninvested
reserves
at
close
of
BREP
VII
investment
period
($4.0
billion).
Realizations:
BREP
VI
($523
million);
co-investment
($424
million);
BREP
Europe
III
($275
million);
BREP
VII
($187
million).
Inflows:
Individual investor solutions ($931 million); customized solutions ($661 million); specialized solutions ($511 million); commingled products  ($298 million).
Outflows:
Driven
by
the
liquidity
needs
and
certain
strategic
shifts
in
investors’
programs.
Inflows:
Three
CLO
launches
($1.7
billion);
capital
raised
in
BDCs
($1.6
billion);
Hedge
Fund
Strategies
($461
million).
Outflows:
Hedge
Fund
Strategies
($503
million);
BDCs
($793
million);
Long
Only
platform
($642
million).
Inflows:
Tactical
Opportunities
platform
($822
million);
Strategic
Partners
($516
million);
total
alternative
solutions
($226
million).
Realizations:
BCP
V
strategic
and
public
dispositions
including
Biomet,
Hilton,
Catalent,
Nielsen
and
Pinnacle;
Strategic
Partners
fund
of
funds realizations.
Fee-Earning Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'15
49,342
$
50,783
$
64,115
$
59,272
$
223,512
$
Inflows
1,664

17,965

2,401

4,556

26,587

Outflows
(106)

(4,095)

(1,741)

(1,978)

(7,920)

Realizations
(1,517)

(2,360)

(92)

(965)

(4,933)

Net Inflows
42

11,510

568

1,614

13,735

Market Activity
153

390

829

723

2,096

2Q'15
49,537
$
62,684
$
65,512
$
61,609
$
239,342
$
QoQ Increase
0%
23%
2%
4%
7%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'14
42,889
$
52,824
$
58,084
$
56,117
$
209,914
$
Inflows
12,227

25,253

11,683

18,878

68,040

Outflows
(1,271)

(4,264)

(5,772)

(6,162)

(17,470)

Realizations
(4,534)

(10,029)

(229)

(5,035)

(19,828)

Net Inflows
6,421

10,959

5,682

7,680

30,742

Market Activity
228

(1,099)

1,746

(2,188)

(1,313)

2Q'15
49,537
$
62,684
$
65,512
$
61,609
$
239,342
$
YoY Increase
16%
19%
13%
10%
14%
Credit
Total

Blackstone

Inflows:
BXMT ($1.0 billion); eighth global real estate fund ($507 million); BPP ($321 million).
Realizations:
BREP
VI
($1.6
billion);
co-investments
($1.0
billion);
BREP
VII
($616
million);
BREP
Europe
III
($550
million).
Market
Activity:
Strong
operating
fundamentals
drove
1.2%
appreciation
in
opportunistic
funds
despite
declines
in
public
investment
values.
Market
Activity:
BAAM’s
Principal
Solutions
Composite
up
1.1%
gross
(0.9%
net).
Inflows:
Energy
focused
products
($2.6
billion);
three
CLO
launches
($1.7
billion);
the
European
senior
debt
strategy
($893
million);
BDCs
($1.6
billion).
Realizations:
Capital
returned
to
CLO
investors
for
CLOs
outside
their
re-investment
periods
($944
million);
capital
realized
across
the
drawdown funds ($389 million).
Inflows:
Seventh
private
equity
fund
($15.7
billion);
Tactical
Opportunities
platform
($1.2
billion);
Strategic
Partners ($625 million).
Realizations:
BCP
V
($2.8
billion);
Strategic
Partners
($527
million);
BCP
VI
($265
million).
Market
Activity:
3.5%
appreciation
driven
by
the
private
portfolio
(up
4.0%)
services,
retail
and
healthcare
sectors.
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
2Q’15 Total AUM Rollforward
(Dollars in Millions)
2Q’15 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
1Q'15
76,327
$
92,786
$
66,379
$
74,960
$
310,451
$
Inflows
18,131

2,227

2,479

8,412

31,250

Outflows
(118)

(94)

(1,791)

(2,207)

(4,210)

Realizations
(4,036)

(4,817)

(100)

(1,338)

(10,290)

Net Inflows (Outflows)
13,978

(2,685)

588

4,867

16,749

Market Activity
1,721

1,478

863

1,462

5,524

2Q'15
92,026
$
91,579
$
67,830
$
81,289
$
332,724
$
QoQ Increase (Decrease)
21%
(1)%
2%
8%
7%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'14
68,294
$
80,411
$
60,673
$
69,540
$
278,918
$
Inflows
29,837

26,784

11,397

25,888

93,906

Outflows
(1,255)

(482)

(5,885)

(6,912)

(14,533)

Realizations
(13,881)

(25,389)

(256)

(6,229)

(45,754)

Net Inflows
14,701

913

5,256

12,748

33,618

Market Activity
9,031

10,254

1,901

(999)

20,187

2Q'15
92,026
$
91,579
$
67,830
$
81,289
$
332,724
$
YoY Increase
35%
14%
12%
17%
19%
Credit
Total
Inflows:
Individual investor solutions ($931 million); customized solutions ($661 million); specialized solutions ($511 million).

Blackstone

Net Accrued Performance Fees
Blackstone
had
$4.5
billion
of
accrued
performance
fees,
net
of
performance
fee
compensation
and
distributed
Realized
Performance
Fees,
at
the
end
of
the
quarter.
$4.5 billion
Net Accrued Performance Fees at 2Q’15
$3.80 per unit
Net Accrued Performance Fees at 2Q’15
5.4% increase
in Net Accrued Performance Fees since 2Q’14
Net Accrued Performance Fees
(Dollars in Millions, Except per Unit Data)
1Q'15
2Q'15
2Q'15 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
178
$
186
$
0.16
$
8
$
BCP V Carried Interest
1,479
1,119
0.95
(360)
BCP VI Carried Interest
270
320
0.27
50
BEP Carried Interest
64
82
0.07
18
Tactical Opportunities Carried Interest
24
36
0.03
12
BTAS Carried Interest
2
2
Strategic Partners Carried Interest
11
18
0.02
7
Other Carried Interest
1
1
-
Total Private Equity
2,027
1,764
1.50
(263)
Real Estate
BREP IV Carried Interest
30
36
0.03
6
BREP V Carried Interest
652
583
0.50
(69)
BREP VI Carried Interest
1,109
868
0.74
(241)
BREP VII Carried Interest
527
565
0.48
38
BREP Int'l I Carried Interest
1
200
0.17
(1)
BREP Europe III Carried Interest
201
86
0.07
(1)
BREP Europe IV Carried Interest
56
-
30
BREP Asia Carried Interest
30
43
0.04
13
BPP Carried Interest
14
18
0.02
4
BPP Incentive Fees
-
4
4
BREDS Carried Interest
17
11
0.01
(6)
BREDS Incentive Fees
4
3
(1)
Asia Platform Incentive Fees
7
7
0.01
-
Total Real Estate
2,648
2,424
2.06
(224)
Hedge Fund Solutions
Incentive Fees
40
60
0.05
20
Total Hedge Fund Solutions
40
60
0.05
20
Credit
Carried Interest
165
183
0.16
18
Incentive Fees
30
41
0.03
11
Total Credit
195
224
0.19
29
Total Blackstone
Carried Interest
4,829
4,357
3.70
(472)
Incentive Fees
81
115
0.10
34
Net Accrued Performance Fees
4,910
$
4,472
$
3.80
$
(438)
$
Memo: Net Realized Performance Fees
130
$
52
$
0.04
$
(78)
$
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized
Performance Fees are included in DE. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units
Outstanding (see page 30, Unit Rollforward).
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
$
-
-
-
-
-
-

Blackstone

Investment
Records
as
of
June
30,
2015
(a)
Notes on page 25.
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-

1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100

-

-

n/a
-

3,256,819

2.5x
3,256,819

2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422

-

-

n/a
-

9,184,688

2.3x
9,184,688

2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330

199,298

244,793

1.2x
-

2,619,040

1.4x
2,863,833

1.3x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182

221,559

2,552,980

1.4x
38%
18,651,006

3.2x
21,203,986

2.8x
45%
36%
BCP V (Dec 2005 / Jan 2011)
21,028,965

1,308,522

15,918,338

1.8x
62%
22,107,154

1.9x
38,025,492

1.9x
10%
9%
BCP VI (Jan 2011 / Jan 2017)
15,182,283

5,981,314

12,028,108

1.4x
17%
1,776,759

1.8x
13,804,867

1.4x
49%
14%
BEP (Aug 2011 / Aug 2017)
2,438,402

300,285

2,917,957

1.5x
25%
537,505

2.0x
3,455,462

1.5x
56%
28%
BEP II (Feb 2015 / Feb 2021)
4,951,351

4,951,351

-

n/a
-

-

n/a
-

n/a
n/a
n/a
BCP VII (TBD)
15,723,875

15,723,875

-

n/a
-

-

n/a
-

n/a
n/a
n/a
Total Corporate Private Equity
74,422,991
$
28,686,204
$
33,662,176
$
1.6x
40%
59,874,709
$
2.3x
93,536,885
$
1.9x
20%
16%
Tactical Opportunities
10,052,258

5,553,528

5,178,390

1.1x
2%
1,072,776

1.5x
6,251,166

1.2x
35%
14%
Strategic Partners
17,157,488

4,600,759

6,716,759

1.7x
n/a
12,162,598

1.2x
18,879,357

1.3x
n/a
15%
Other Funds and Co-Investment (e)
1,890,393

363,521

1,251,384

1.1x
51%
105,614

1.7x
1,356,998

1.1x
n/a
n/a
Total Private Equity
103,523,130
$
39,204,012
$
46,808,709
$
1.5x
30%
73,215,697
$
2.0x
120,024,406
$
1.7x
19%
16%
Real Estate
Dollar
Pre-BREP
140,714
$
-
$
-
$
     n/a
n/a
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708

-

-

     n/a
n/a
1,327,708

2.8x
1,327,708

2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339

-

-

     n/a
n/a
2,531,613

2.1x
2,531,613

2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708

-

-

     n/a
n/a
3,328,504

2.4x
3,328,504

2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694

-

1,095,583

1.0x
15%
3,627,456

2.2x
4,723,039

1.7x
45%
14%
BREP V (Dec 2005 / Feb 2007)
5,539,418

-

5,402,980

2.3x
31%
7,458,152

2.2x
12,861,132

2.2x
14%
12%
BREP VI (Feb 2007 / Aug 2011)
11,059,523

584,641

10,191,646

2.5x
66%
16,123,433

2.4x
26,315,079

2.4x
15%
14%
BREP VII (Aug 2011 /Apr 2015)
13,484,365

3,163,143

15,111,273

1.5x
1%
7,338,402

1.9x
22,449,675

1.6x
35%
25%
BREP VIII (Apr 2015 / Oct 2020)
15,060,000

15,041,248

102,944

1.0x
n/a
-

n/a
102,944

1.0x
n/a
n/a
Total Global BREP
50,584,469
$
18,789,032
$
31,904,426
$
1.8x
28%
42,080,458
$
2.2x
73,984,884
$
2.0x
22%
18%
Euro
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
1,547
€
0.2x
n/a
1,362,975
€
2.1x
1,364,522
€
2.1x
24%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748

53,416

1,500,586

1.5x
32%
785,346

2.0x
2,285,932

1.6x
11%
6%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140

465,841

3,631,038

1.8x
9%
2,005,051

2.1x
5,636,089

1.9x
25%
20%
BREP Europe IV (Sep 2013 / Mar 2019)
6,691,740

3,664,780

4,250,499

1.2x
n/a
261,576

1.3x
4,512,075

1.3x
38%
22%
Total Euro BREP
12,350,800
€
4,184,037
€
9,383,670
€
1.5x
9%
4,414,948
€
2.0x
13,798,618
€
1.6x
21%
14%
BREP Co-Investment (f)
5,571,295
$
-
$
5,848,998
$
2.0x
69%
5,766,461
$
2.2x
11,615,459
$
2.1x
16%
17%
BREP Asia (Jun 2013 / Dec 2017)
5,075,917

3,130,004

2,463,724

1.3x
n/a
28,400

1.1x
2,492,124

1.3x
10%
16%
Total BREP
77,300,971
$
26,671,685
$
52,492,491
$
1.7x
26%
53,743,005
$
2.2x
106,235,496
$
1.9x
21%
17%
BPP (g)
5,383,751
$
2,242,222
$
3,661,781
$
1.2x
n/a
-
$
n/a
3,661,783
$
1.2x
n/a
19%
BREDS (h)
7,256,058
$
2,365,171
$
2,603,472
$
1.2x
-

4,282,116
$
1.3x
6,885,588
$
1.3x
14%
12%
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (i)
3,301,000
$
3,016,230
$
287,881
$
1.1x
-

25,782
$
     n/a
313,663
$
1.2x
n/a
16%
Hedge Fund Solutions
3,301,000
$
3,016,230
$
287,881
$
1.1x
-

25,782
$
     n/a
313,663
$
1.2x
n/a
16%
Credit (j)
Mezzanine I (Jul 2007 / Jul 2012)
2,000,000
$
108,801
$
731,424
$
1.7x
-

4,117,474
$
1.6x
4,848,898
$
1.6x
n/a
18%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000

2,624,554

2,765,478

1.3x
-

1,225,751

1.5x
3,991,229

1.3x
n/a
23%
Rescue Lending I (Sep 2009 / May 2013)
3,253,143

550,910

2,407,564

1.4x
-

3,532,791

1.5x
5,940,355

1.5x
n/a
14%
Rescue Lending II (Jun 2013 / Jun 2018)
5,125,000

3,761,279

1,778,060

1.3x
-

88,846

1.1x
1,866,906

1.2x
n/a
n/m
Total Credit
14,498,143
$
7,045,544
$
7,682,526
$
1.4x
-

8,964,862
$
1.5x
16,647,388
$
1.4x
n/a
18%

Blackstone

Investment
Records
as
of
June
30,
2015
–
Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2015 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Returns for Other Funds and Co-Invest are not meaningful as these funds have limited transaction activity.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g)
BPP, or Blackstone Property Partners, are the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(h)
Excludes Capital Trust drawdown funds.
(i)
BSCH is a permanent capital
vehicle focused on acquiring strategic minority positions in alternative asset managers.
(j)
The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I and Rescue Lending II Funds, excluding recycled capital during the investment period, was 2.0x, 1.7x, 1.7x and 1.5x, respectively. Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the four flagship credit drawdown funds presented.

Blackstone

Reconciliation of GAAP to Non-GAAP Measures
Notes on page 27.
(Dollars in Thousands)
2Q'14
3Q'14
4Q'14
1Q'15
(m)
2Q'15
YTD'14
YTD'15
Net Income Attributable to The Blackstone Group L.P.
517,016
$
250,505
$
551,451
$
629,448
$
134,168
$
782,633
$
763,616
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
543,819
271,194
586,582
645,230
134,870
843,324
780,100
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
140,061
55,491
95,557
81,796
66,716
184,022
148,512
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
22,486
(23,328)
29,844
7,527
13,780
68,278
21,307
Net Income
1,223,382
$
553,862
$
1,263,434
$
1,364,001
$
349,534
$
1,878,257
$
1,713,535
$
Provision for Taxes
83,282
79,108
74,686
99,344
43,251
137,379
142,595
Income Before Provision for Taxes
1,306,664
$
632,970
$
1,338,120
$
1,463,345
$
392,785
$
2,015,636
$
1,856,130
$
IPO
and
Acquisition-Related
Charges
(a)
178,568
209,240
291,550
231,862
192,018
355,592
423,880
Amortization
of
Intangibles
(b)
28,310
27,828
26,113
25,899
24,720
57,313
50,619
(Income)
Associated
with
Non-Controlling
Interests
of
Consolidated
Entities
(c)
(162,547)
(32,163)
(125,401)
(89,323)
(80,496)
(252,300)
(169,819)
Economic Income
1,350,995
$
837,875
$
1,530,382
$
1,631,783
$
529,027
$
2,176,241
$
2,160,810
$
Taxes
(d)
(25,032)
(79,519)
(83,649)
(9,719)
(20,587)
(36,344)
(30,306)
Economic Net Income
1,325,963
$
758,356
$
1,446,733
$
1,622,064
$
508,440
$
2,139,897
$
2,130,504
$
Taxes
(d)
25,032
79,519
83,649
9,719
20,587
36,344
30,306
Performance Fee Adjustment
(e)
(1,398,438)
(891,087)
(1,323,338)
(1,673,736)
(569,664)
(2,177,452)
(2,243,400)
Investment
(Income)
Adjustment
(f)
(175,971)
(80,766)
(98,424)
(189,641)
(10,774)
(292,438)
(200,415)
Net Interest Loss
(g)
11,988
10,636
5,851
8,402
14,411
20,024
22,813
Performance Fee Compensation and Benefits Adjustment
(h)
417,838
360,162
270,249
403,816
215,441
655,092
619,257
Fee Related Earnings
206,412
$
236,820
$
384,720
$
180,624
$
178,441
$
381,467
$
359,065
$
Net
Realized
Performance
Fees
(i)
402,140
470,560
699,472
932,789
725,433
616,567
1,658,222
Realized
Investment
Income
(j)
202,199
75,832
153,477
107,792
136,497
314,116
244,289
Net Interest (Loss)
(g)
(11,988)
(10,636)
(5,851)
(8,402)
(14,411)
(20,024)
(22,813)
Taxes
and
Related
Payables
Including
Payable
Under
Tax
Receivable
Agreement
(k)
(44,841)
(96,437)
(108,456)
(16,994)
(20,587)
(75,895)
(37,581)
Equity-Based
Compensation
(l)
11,250
9,947
10,692
44,398
28,547
27,587
72,945
Distributable Earnings
765,172
$
686,086
$
1,134,054
$
1,240,207
$
1,033,920
$
1,243,818
$
2,274,127
$
Interest Expense
34,082
34,221
34,154
38,853
45,437
64,480
84,290
Taxes
and
Related
Payables
Including
Payable
Under
Tax
Receivable
Agreement
(k)
44,841
96,437
108,456
16,994
20,587
75,895
37,581
Depreciation and Amortization
7,170
7,557
7,200
6,927
6,715
17,543
13,642
Adjusted EBITDA
851,265
$
824,301
$
1,283,864
$
1,302,981
$
1,106,659
$
1,401,736
$
2,409,640
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 31, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(h)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j)
Represents
the
adjustment
for
Blackstone’s
Investment
Income
(Loss)
-
Realized.
(k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(l)
Represents equity-based award expense included in EI.
(m)
Blackstone adopted new GAAP consolidation guidance in 2Q’15 which resulted in the deconsolidation of certain Blackstone Funds as of January 1, 2015. Adoption did not change Net Income Attributable to The Blackstone Group L.P. in 1Q’15, but did change
Income Before Taxes, Net Income and Net Income Attributable to Non-Controlling and Redeemable Non-Controlling Interests in
Consolidated Entities. Such amounts have been recast here from the amounts originally reported in 1Q’15.

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone

Walkdown of Financial Metrics
(Dollars in Thousands, Except per Unit Data)
2Q'15
YTD'15
Results
Per Unit
Results
Per Unit
Base Management Fees
516,492
$
1,032,889
$
Advisory Fees
76,998
161,236
Transaction and Other Fees, Net
11,728
48,801
Management Fee Offsets
(18,434)
(36,379)
Other Revenue
3,973
(899)
Compensation
(289,352)
(619,190)
Non-Interest Operating Expenses
(122,964)
(227,393)
Fee Related Earnings
178,441
$
0.15
$
359,065
$
0.31
$
Net Realized Incentive Fees
25,982
43,425
Net Realized Carried Interest
699,451
1,614,797
Realized Investment Income
136,497
244,289
Net Interest (Loss)
(14,411)
(22,813)
Taxes and Related Payables
(20,587)
(37,581)
Equity-Based Compensation
28,547
72,945
Distributable Earnings
1,033,920
$
0.88
$
2,274,127
$
1.93
$
Net Unrealized Incentive Fees
20,180
57,839
Net Unrealized Carried Interest
(391,390)
(91,918)
Unrealized Investment (Loss)
(125,723)
(43,874)
Add Back: Related Payables
-
7,275
Less: Equity-Based Compensation
(28,547)
(72,945)
Economic Net Income
508,440
$
0.43
$
2,130,504
$
1.80
$
See page 29, Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page 14,
Total Segments. 2Q’15 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 2Q’15 DE per Unit is based on end of period Total Common Units Outstanding; and 2Q’15 ENI per
Unit is based on Weighted-Average ENI Adjusted Units. YTD’15 per Unit represents the sum of the last two quarters. See page 30, Unit Rollforward.

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Certain
Non-GAAP
Financial
Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents equity-based award expense included in Economic Income.
(b)
See page 26, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
2Q'15
YTD'15
Operating Expenses
168,401

311,683

Less: Interest Expense
(45,437)

(84,290)

Non-Interest Operating Expenses
122,964
$
227,393
$
Realized Incentive Fees
47,819

77,489

Less: Realized Incentive Fee Compensation
(21,837)

(34,064)

Net Realized Incentive Fees
25,982
$
43,425
$
Realized Carried Interest
937,483

2,145,077

Less: Realized Carried Interest Compensation
(238,032)

(530,280)

Net Realized Carried Interest
699,451
$
1,614,797
$
Interest Income and Dividend Revenue
31,026

61,477

Less: Interest Expense
(45,437)

(84,290)

Net Interest (Loss)
(14,411)
$
(22,813)
$
Equity-Based Compensation
(a)
28,547
$
72,945
$
Taxes and Related Payables
(b)
(20,587)
$
(37,581)
$
Unrealized Incentive Fees
26,311

88,931

Less: Unrealized Incentive Fee Compensation
(6,131)

(31,092)

Net Unrealized Incentive Fees
20,180
$
57,839
$
Unrealized Carried Interest
(441,949)

(68,097)

Less: Unrealized Carried Interest Compensation
50,559

(23,821)

Net Unrealized Carried Interest
(391,390)
$
(91,918)
$
Related Payables
(c)
-
$
7,275
$

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
2Q'14
3Q'14
4Q'14
1Q'15
2Q'15
606,690,740
611,684,213
615,492,620
625,276,969
631,881,205
Adjustments:
3,207,089
3,294,657
6,843,140
5,955,072
2,311,444
609,897,829
614,978,870
622,335,760
631,232,041
634,192,649
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units
544,158,132
539,856,777
536,973,966
548,837,150
555,641,388
Weighted-Average Economic Net Income Adjusted Units
1,154,055,961
1,154,835,647
1,159,309,726
1,180,069,191
1,189,834,037
Economic Net Income Adjusted Units, End of Period
1,154,840,023
1,155,075,985
1,159,954,181
1,192,529,251
1,190,864,027
Total Common Units Outstanding
603,270,771
607,590,602
611,480,457
625,985,058
630,414,455
Adjustments:
Blackstone Holdings Partnership Units
538,074,958
538,760,225
536,543,970
550,783,119
545,861,003
Distributable Earnings Units Outstanding
1,141,345,729
1,146,350,827
1,148,024,427
1,176,768,177
1,176,275,458
Total GAAP Weighted-Average Common Units Outstanding - Basic
Weighted-Average Unvested Deferred Restricted Common Units
Total GAAP Weighted-Average Common Units Outstanding - Diluted

Blackstone

Definitions and Distribution Policy
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges.
Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs and (b) income earned from Blackstone’s investments in the Blackstone Funds. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-
related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other
Revenue, (d) Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax
Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
Distribution Policy. Blackstone’s intention is to distribute quarterly approximately 85% of The Blackstone Group L.P.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2014, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.